Exhibit 99.1
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment adviser or other professional adviser.
LETTER OF TRANSMITTAL
Relating to the
BASIN ELECTRIC POWER COOPERATIVE
Offer to Exchange
$700,000,000 aggregate principal amount of
5.850% First Mortgage Obligations, 2025 Series A Bonds due 2055
for
$700,000,000 aggregate principal amount of
5.850% First Mortgage Obligations, 2025 Series A Bonds due 2055
that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)
pursuant to the Prospectus, dated    , 2026

The Exchange Offer (as defined below) will expire at 5:00 p.m., New York City time, on , 2026, unless extended by Basin Electric (as defined below) with respect to the Original Bonds (as defined below) (such date and time, as it may be extended, the “expiration date”). Tendered Original Bonds may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date.
The Exchange Agent is:
U.S. Bank Trust Company, National Association

By Mail:	By Hand or Overnight Courier:	For Information or Confirmation by Email or Telephone:

U.S. Bank Trust Company, National Association Corporate Trust Services P.O. Box 64111 St. Paul, MN 55164-0111	U.S. Bank Trust Company, National Association Corporate Trust Services 60 Livingston Avenue 1st Fl – Bond Drop Window St. Paul, MN 55107	1-800-934-6802 cts.specfinance@usbank.com
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
The undersigned hereby acknowledges receipt of the prospectus, dated     , 2026 (the “Prospectus”), of Basin Electric Power Cooperative, an electric cooperative corporation organized under the laws of the State of North Dakota (“Basin Electric”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute Basin Electric’s offer to exchange (the “Exchange Offer”) up to $700,000,000 aggregate principal amount of its outstanding 5.850% First Mortgage Obligations, 2025 Series A Bonds due 2055 (CUSIP Nos. 070101 AJ9 and U06865 AB2) (the “Original Bonds”) for a like principal amount of its 5.850% First Mortgage Obligations, 2025 Series A Bonds due 2055 that have been registered under the Securities Act (CUSIP No. 070101 AK6) (the “Exchange Bonds”).
For each Original Bond accepted for exchange, the holder of such Original Bond will receive an Exchange Bond having a principal amount equal to that of the surrendered Original Bond. The Exchange Bonds will bear interest from the last date on which interest was paid on the Original Bonds. Original Bonds accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders of Original Bonds whose Original Bonds are accepted for exchange will not receive any payment for accrued interest on the Original Bonds otherwise payable on any interest payment date, the record date for which occurs on or after completion of the Exchange Offer and will be deemed to have waived their rights to receive such accrued interest on the Original Bonds.
Original Bonds tendered prior to the expiration date may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date.
There is no procedure for guaranteed late delivery of the Original Bonds in connection with the Exchange Offer.
This Letter of Transmittal is to be completed by a holder of Original Bonds either if certificates are to be forwarded herewith or if a tender of Original Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent (as defined above) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the sections of the Prospectus entitled “THE EXCHANGE OFFER—Procedures for Tendering” and “—Book-Entry Transfer” and a computer-generated agent’s message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a computer-generated message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that Basin Electric may enforce this Letter of Transmittal against such participant.
Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
List below the Original Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, the relevant certificate numbers and principal amount of Original Bonds should be listed on a separate signed schedule affixed hereto.
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DESCRIPTION OF ORIGINAL BONDS

	1	2	3
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Numbers*	Aggregate Principal Amount of Original Bonds	Aggregate Principal Amount of Original Bonds Tendered**

*  Need not be completed if Original Bonds are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Bonds represented by the Original Bonds listed in column 2. See Instruction 2. Original Bonds tendered hereby must be in denominations of principal amount of $2,000 and any integral multiples of $1,000 in excess of $2,000. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:
By crediting the Original Bonds to the Exchange Agent’s account at DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including, if applicable, transmitting to the Exchange Agent an agent’s message in which the holder of the Original Bonds acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Original Bonds all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:
The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Bonds. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it may be a statutory underwriter and will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Basin Electric the aggregate principal amount of Original Bonds indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Bonds tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Basin Electric all right, title and interest in and to such Original Bonds as are being tendered hereby.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Bonds, with full power of substitution, among other things, to cause the Original Bonds to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer such Original Bonds, and to acquire Exchange Bonds issuable upon the exchange of such tendered Original Bonds, and that, when such Original Bonds are accepted for exchange by Basin Electric, Basin Electric will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and such Original Bonds will not be subject to any adverse claim. The undersigned hereby further represents that the Exchange Bonds acquired hereby will be acquired in the ordinary course of its business, that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of such Exchange Bonds, that it is not an “affiliate” of Basin Electric (as defined in Rule 405 under the Securities Act), or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Exchange Bonds, that it is not a broker-dealer that purchased any of the Original Bonds from Basin Electric for resale pursuant to Rule 144A or any other available exemption under the Securities Act, and that it is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.
The Securities and Exchange Commission (the “SEC”) has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Bonds (other than a resale of Exchange Bonds received in exchange for an unsold allotment from the original sale of the Original Bonds) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Bonds received in exchange for Original Bonds where such Original Bonds were acquired as a result of market-making activities or other trading activities. Basin Electric has agreed that, for a period of 180 days after the expiration date of the Exchange Offer (or until such broker-dealer no longer holds registrable securities), Basin Electric will promptly send additional copies of the Prospectus, as amended or supplemented, to any broker-dealer that requests such documents for use in connection with any such resale. By accepting the Exchange Offer, each broker-dealer that receives Exchange Bonds pursuant to the Exchange Offer acknowledges and agrees to notify Basin Electric prior to using the Prospectus in connection with the sale or transfer of such Exchange Bonds and that, upon receipt of notice from Basin Electric of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) Basin Electric has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Basin Electric has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Basin Electric has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Bonds. A broker-dealer that acquired Original Bonds in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.
The undersigned acknowledges that this Exchange Offer is being made upon the belief that, based on existing interpretations of the Securities Act by the SEC staff set forth in several no-action letters to third parties, the Exchange Bonds issued under the Exchange Offer in exchange for the Original Bonds may be offered for resale, resold and otherwise transferred by holders thereof (other than holders that are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the SEC staff would make a similar determination with respect to this Exchange Offer as in other circumstances. The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution (within the meaning of the Securities Act) of Exchange Bonds. If any holder of the Original Bonds is an “affiliate” of Basin Electric (as defined in Rule 405 under the Securities Act) that does not comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable or intends to participate in the Exchange Offer for the purpose of distributing the Exchange Bonds, or is a broker-dealer that purchased any of the Original Bonds from Basin Electric for resale pursuant to Rule 144A or any other available exemption under the Securities Act, such holder (i) will not be able to rely on the interpretations of the SEC staff set forth in the above-mentioned no-action letters, (ii) will not be entitled to tender its Original Bonds in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of Original Bonds unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive Exchange Bonds for its own account in exchange for Original Bonds that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make a prospectus available to purchasers) in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.
The undersigned will, upon request, execute and deliver any additional documents deemed by Basin Electric to be necessary or desirable to complete the sale, assignment and transfer of the Original Bonds tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Withdrawal Rights.”
Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Bonds (and, if applicable, substitute certificates representing Original Bonds for any Original Bonds not exchanged) in the name of the undersigned, or in the case of a book-entry delivery of Original Bonds, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Bonds (and, if applicable, substitute certificates representing Original Bonds for any Original Bonds not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Bonds.”
THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL BONDS” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL BONDS AS SET FORTH IN SUCH BOX ABOVE.
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SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if certificates for Original Bonds not exchanged and/or Exchange Bonds are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below, or if Original Bonds delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue Original Bonds not exchanged and/or Exchange Bonds to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Include ZIP Code)

Taxpayer Identification or Social Security Number:

☐ Credit unexchanged Original Bonds delivered by book-entry transfer to the DTC account set forth below.

DTC Account Number, if applicable:
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if certificates for Original Bonds not exchanged and/or Exchange Bonds are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or to such person(s) at an address other than shown in the box entitled “Description of Original Bonds” on this Letter of Transmittal above.
Mail Original Bonds not exchanged and/or Exchange Bonds to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Include ZIP Code)
IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete IRS Form W-9 or Appropriate IRS Form W-8)

X

X
(Signature(s) of Holder)	(Date)
If a holder is tendering any Original Bonds, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Bonds or on the security position listing of DTC or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth below the full title of such person. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity (full title):

Address:
(Include ZIP Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

X
(Authorized Signature)	(Date)

Name:

Title:

Name of Firm:

Address of Firm:
(Include ZIP Code)

Daytime Area Code and Telephone Number:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
Forming Part of the Terms and Conditions of the Exchange Offer
1. Delivery of this Letter of Transmittal and Original Bonds.
This Letter of Transmittal is to be completed by holders of Original Bonds either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Book-Entry Transfer” and an agent’s message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “agent’s message” means a computer-generated message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that Basin Electric may enforce this Letter of Transmittal against such participant. Certificates for all physically tendered Original Bonds, or a book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or agent’s message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein (or its account at DTC with respect to an agent’s message) before the expiration date. Original Bonds tendered hereby must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.
The method of delivery of this Letter of Transmittal, the Original Bonds and all other required documents is at the election and risk of the tendering holders, and delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Bonds are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the expiration date. Basin Electric reserves the right to reject any particular Original Bond not properly tendered, or any acceptance that might, in Basin Electric’s judgment, be unlawful. Basin Electric also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Original Bond before the expiration date. Unless waived, any defects or irregularities in connection with tenders of Original Bonds must be cured before the expiration date.
See the section of the Prospectus entitled “THE EXCHANGE OFFER.”
2. Partial Tenders (not applicable to holders that tender by book-entry transfer).
If less than all of the Original Bonds evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the principal amount of Original Bonds to be tendered in the box above entitled “Description of Original Bonds—Principal Amount of Original Bonds Tendered.” A reissued certificate representing the balance of any non-tendered Original Bonds will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the expiration date. All of the Original Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered holder of the Original Bonds tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or as written on DTC’s security position listing as the holder of such Original Bonds, as applicable, without any change whatsoever.
If any tendered Original Bonds are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Bonds are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
When this Letter of Transmittal is signed by the registered holder or holders of the Original Bonds specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Bonds are to be issued, or any untendered Original Bonds are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).
If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed by the registered holder or accompanied by appropriate bond powers duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Basin Electric, proper evidence satisfactory to Basin Electric of their authority to so act must be submitted.
Endorsements on certificates for Original Bonds or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).
Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Original Bonds are tendered: (i) by a registered holder of Original Bonds (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Bonds) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.
4. Special Issuance and Delivery Instructions.
Tendering holders of Original Bonds should indicate in the applicable box(es) the name and address to which Exchange Bonds issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Bonds not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Original Bonds by book-entry transfer may request that Original Bonds not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Bonds not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.
5. Transfer Taxes.
Except as set forth in this Instruction 5, Basin Electric will pay all transfer taxes, if any, applicable to the transfer of Original Bonds to it or its order pursuant to the Exchange Offer. If, however, Exchange Bonds and/or substitute Original Bonds not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Bonds tendered hereby, or if tendered Original Bonds are registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the transfer of Original Bonds to Basin Electric or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.
Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Bonds specified in this Letter of Transmittal.
6. Waiver of Conditions.
Because Basin Electric may, subject to applicable law, amend or modify the Exchange Offer, and such amendment or modification may be deemed to be a waiver of a condition, it has the right, subject to applicable law, to waive satisfaction of conditions enumerated in the Prospectus. Accordingly, Basin Electric has, subject to applicable law, effectively retained the ability to waive the conditions to consummation of the Exchange Offer.
7. No Conditional Tenders.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Bonds, by execution of this Letter of Transmittal or delivery of an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Bonds for exchange.
Neither Basin Electric, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Bonds nor shall any of them incur any liability for failure to give any such notice.
8. Mutilated, Lost, Stolen or Destroyed Original Bonds.
Any holder whose Original Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
9. Withdrawal Rights.
Tenders of Original Bonds may be withdrawn at any time before 5:00 p.m., New York City time, on the expiration date.
For a withdrawal of a tender of Original Bonds to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above before 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Bonds to be withdrawn (the “Depositor”), (ii) identify the Original Bonds to be withdrawn (including the relevant certificate number or numbers and the principal amount of such Original Bonds), (iii) contain a statement that such holder is withdrawing its election to have such Original Bonds exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Bonds were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee register the transfer of such Original Bonds in the name of the person withdrawing the tender, together with satisfactory evidence of payment of applicable transfer taxes or exemption therefrom, and (v) specify the name in which such Original Bonds are registered, if different from that of the Depositor. If Original Bonds have been tendered pursuant to the procedures for book-entry transfer set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Book-Entry Transfer,” any notice of withdrawal must specify the number of the account at DTC from which the Original Bonds were tendered and specify the name and number of the account at DTC to be credited with the withdrawn Original Bonds and otherwise comply with the procedures of DTC. A withdrawal also must comply with any other applicable requirements set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Withdrawal Rights.” All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Basin Electric, whose determination shall be final and binding on all parties. Any Original Bonds so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange

Offer, and no Exchange Bonds will be issued with respect thereto unless the Original Bonds so withdrawn are validly re-tendered. Any Original Bonds that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Bonds tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the Prospectus entitled “THE EXCHANGE OFFER—Book-Entry Transfer,” such Original Bonds will be credited to an account maintained with DTC for the Original Bonds) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Bonds may be re-tendered by following the procedures described above at any time before 5:00 p.m., New York City time, on the expiration date.
10. Taxpayer Information; IRS Form W-9; IRS Form W-8.
Under U.S. federal income tax law, a tendering holder whose Original Bonds are accepted for exchange for Exchange Bonds may be subject to backup withholding on reportable payments made on the Exchange Bonds unless the holder provides the Exchange Agent, Basin Electric, or other payor with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W‑9 or an applicable IRS Form W‑8 (available from the IRS website at www.irs.gov), or otherwise establishes an exemption. If the Exchange Agent, Basin Electric, or other payor is not provided with the correct TIN or an adequate basis for an exemption, and backup withholding may apply to any reportable payments on the Exchange Bonds made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent, Basin Electric, or other payor is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
To prevent backup withholding on reportable payments made on the Exchange Bonds, each holder that is a “United States person” for U.S. federal income tax purposes (a “U.S. Holder”) should provide a properly completed and executed IRS Form W-9. Please see the instructions to IRS Form W-9 for further information, which can be obtained from the IRS website at www.irs.gov.
Certain holders (including, among others, generally all corporations and certain non-U.S. Holders) are not subject to backup withholding. Exempt U.S. Holders may establish their exempt status on IRS Form W-9. A non-U.S. Holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from the IRS website at www.irs.gov.
Basin Electric reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its obligations regarding backup withholding. You are urged to consult your own tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup or other tax withholding.
11. Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering Original Bonds, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and requests for other related documents, may be directed to the Exchange Agent, at the address, telephone number and email address set forth above.
IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL BONDS OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.